UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FISERV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

FISERV, INC.

2021 Annual Meeting
Vote by May 18, 2021 11:59 PM ET. For shares held in a Plan, vote by May 16, 2021 11:59 PM ET.



fiserv.

FISERV, INC.
255 FISERV DRIVE
BROOKFIELD, WI 53045

D40054-P51700

You invested in FISERV, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2021.**

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and Annual Report for the Year Ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 19, 2021
10:00 AM CT

Virtually at:
www.virtualshareholdermeeting.com/FISV2021

*Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Frank J. Bisignano 02) Alison Davis 03) Henrique de Castro 04) Harry F. DiSimone 05) Dennis F. Lynch 06) Heidi G. Miller 07) Scott C. Nuttall 08) Denis J. O'Leary 09) Doyle R. Simons 10) Kevin M. Warren	For
2. To approve, on an advisory basis, the compensation of the named executive officers of Fiserv, Inc.	For
3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Fiserv, Inc. for 2021.	For

NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D40055-P51700

Your Vote Counts!FISERV, INC. 2021 Annual Meeting May 19, 2021Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: May 18, 2021 Vote Plan Shares by: May 16, 2021 Control Number: Ways to VoteGo to ProxyVote.comCall 1-800-690-6903This email represents the following share(s):

FISERV, INC. - COMMON	123,456,789,012.00000
FISERV, INC. 401K	123,456,789,012.00000
FISERV PLAN	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000

Important Materials: Proxy Statement Annual Report

Attend the Virtual
Meeting

Attend the Meeting

For holders as of March 22, 2021

Why Should I Vote?

Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.

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